Spearheading Immunotherapies Ash 2022 review and business update December 12, 2022 Nasdaq: HARP Exhibit 99.2

This presentation and accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “target,” “estimate” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Harpoon's expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that could cause Harpoon's clinical development programs, future results or performance to differ significantly from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this presentation and accompanying oral commentary include, but are not limited to, statements about the progress, timing, scope, design and anticipated results of clinical trials, the timing of the presentation of data, the association of data with potential treatment outcomes, the development and advancement of platforms and product candidates, and the timing of development milestones for platforms and product candidates, expectations of our cash runway and future business, strategy and financial performance. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, clinical trial site activation or enrollment rates that are lower than expected, unanticipated or greater than anticipated impacts or delays due to the COVID-19 pandemic, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, the risk that trials may be delayed and may not have satisfactory outcomes, and unexpected litigation or other disputes that impede clinical trial progress. Other factors that may cause Harpoon's actual results to differ from those expressed or implied in the forward-looking statements in this presentation and accompanying oral commentary are discussed in Harpoon's filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Harpoon assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Harpoon’s own internal estimates and research. While Harpoon believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Harpoon’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward-looking Statements

Agenda Introduction and Overview Julie Eastland Chief Executive Officer Review of HPN217 Interim Data Presented at ASH andLuke Walker, M.D. HPN328 Progress UpdateChief Medical Officer Summary and Q&AJulie Eastland

Clinical-Stage Immuno-Oncology Company Directing T Cells to Kill Tumors Strong Capabilities Industry veterans developing novel TCEs Deep expertise in oncology, T cell engagement, and protein engineering Cash runway expected to fund operations through end of 2023 $66.1M in cash, cash equivalents & short-term marketable securities* Strong patent protection across platforms and programs Clinical-stage T cell engagers across multiple indications  Clinical benefit seen in hematological and solid tumor settings: Confirmed responses, tumor lesion reductions deepening over time Emerging clinical data validate TriTAC platform designed to maximize the therapeutic window Clinical Pipeline Addressing broad patient populations Novel TCE Platforms Solid and hematological tumors Platform technologies allowing for “off-the-shelf” T cell therapies Treating broad patient populations with unmet needs Addressing solid and hematologic malignancies Each platform designed to maximize the therapeutic window Advancing a Portfolio of Novel T Cell Engagers (TCEs) *As of September 30, 2022

Broad Pipeline of Immuno-Oncology Programs

Clinical-Stage TriTAC® Programs, Novel TCE Platforms

Program	Indication(s)	Stage of Development	Partner
HPN217[1] (BCMA)	Multiple Myeloma	Phase 1	abbvie[1]
HPN328[2] (DLL3)	Small Cell Lung Cancer / Other Solid Tumors	Phase 1	Roche atezolizumab Supply Agreement
HPN601 (EpCAM)	Multiple Solid Tumors	Preclinical	
Preclinical Candidates			
TriTAC/ProTriTAC	Oncology	Preclinical	abbvie[3]
TriTAC-XR	Oncology / Non-Oncology	Preclinical	

TriTAC | ProTriTAC | TriTAC-XR

(1) AbbVie retains an option to worldwide exclusive rights (HPN217)
(2) Roche supply agreement established for the use of atezolizumab in combination with HPN328
(3) AbbVie entered in a discovery platform collaboration to select a fixed number of targets from these platforms

HARPOON Therapeutics

5

HPN217 Targeting BCMA TriTAC® Interim Data Presented at ASH 2022

Multiple Myeloma: High Unmet Need Remains
Multiple Development Opportunities in a Rapidly Evolving Landscape

- 58% overall 5-year survival rate in U.S. increasing over time[1], creating **need for multiple lines of therapy**
- BCMA agents beginning to redefine RRMM treatment, with **opportunities to improve upon tolerability, efficacy, and accessibility**
- BCMA agents with improved tolerability have future potential to be **developed in the early line setting**

Newly Diagnosed Multiple Myeloma

(34k patients in the U.S. in 2022)

50 – 60%

SCT Ineligible (elderly / frail)

Doublets/Triplets

40 – 50%

SCT Eligible (young / fit)

ASCT + Triplets

Multiple Combinations of PIs, IMIDs, CD38s

Relapsed Refractory MM

New MOAs
BCMA Agents: T cell engagers; Cellular Therapies, ADCs
NEI, HDAC Inhibitors, Novel Agents

Lines of Therapy | 1L | 2L-3L | 4L+

[1] Over time period 2012 and 2018 Cancer stats Facts: Myeloma https://seer.cancer.gov/statfacts/html/mulmy.html
BCMA means B-cell Maturation Antigen; RRMM means Relapsed/Refractory Multiple Myeloma, SCT means Stem Cell Transplant
(Accessed Oct 2022); Global Data, 2019; Strassel L; Schreder, M, 2021; KOL Interviews

HARPOON Therapeutics

7

HPN217-3001 Phase 1/2 Trial Design
Relapsed/Refractory Multiple Myeloma


Dose Escalation 3+3 Design
Q2W (n=2), enrolling
24* mg Q2W
25 additional patients dosed since ASH 2021
As of 17 Oct '22
Q1W (n=3)
24* mg
Q1W (n=12)
12* mg
Q1W (n=7)
6* mg
Q1W (n=4)
3.24* mg
ASH 2021
Q1W (n=6)
2.86 mg
Q1W (n=11)
2.15 mg
Q1W (n=17)
0.005-1.62 mg

Fixed- and Step-Dose Escalation Cohorts: 3-6 patients per dose level; Backfilling permitted; * Step-Dose Regimen

Key Eligibility Criteria

- Relapsed/refractory multiple myeloma
- ≥3 prior therapies, including PI, IMID, and anti-CD38
- Prior BCMA-targeted therapies allowed

Trial Design

- Primary Objectives: Safety, PK, Establish MTD or RP2D
- Secondary Objectives: Clinical Activity per IMWG Criteria

Dosing & Administration

- HPN217 administered by 1-hour IV infusion as flat dose
- Premedication for Cytokine Release Syndrome (CRS) prophylaxis

Next Steps

- Currently enrolling initial bi-weekly dosing cohort
- Dose optimization and backfill ongoing, with final cohort plans to be based upon emerging data

HARPOON Therapeutics

8

HPN217: Study Patient Population Represents Real-World, Late-Line Population with High-Risk Features Baseline Characteristics Total N = 62 Age (yr), Median (range) Age > 75 years, n (%) 70 (38 – 83) 12 (19%) Time Since Initial MM Diagnosis (yr), Median (range) 8 (1 – 20) Baseline sBCMA (ng/mL), Median (range) 240 (27– 2444) ECOG, n (%) 0 1 Missing 14 (23%) 46 (74%) 1 (2%) Revised ISS Stage at Study Entry, n (%) I II III Missing 16 (26%) 17 (27%) 26 (42%) 3 (5%) Prior Systemic Therapies Prior Cancer Therapy Total N = 62 Prior Systemic Therapies, Median (range) 6 (2-19) Prior Transplantation, n (%) 46 (74%) Exposure Status, n (%) Triple-classa exposed Penta-drugb exposed BCMA exposed 58 (94%) 41 (66%) 13 (21%) Relapsed/Refractory Status, n (%) Triple-classa refractoryc Penta-classb refractoryc BCMA refractoryc 47 (76%) 26 (42%) 11 (18%) aIMiD, PI, and anti-CD38; bAt least 2 Pis, at least 2 IMiDs, and at least 1 anti-CD38 antibody; c No response to regimen or discontinued regimen due to progression, adapted from Rajkumar et al (Blood 2011) Note: Unaudited patient data are based on entries provided in open clinical database as of 10/17/2022 Baseline Characteristics and Demographics

HPN217: Safety Summary

Common Treatment-Emergent Adverse Events (Regardless of Relationship), >15%

AE Preferred Term	All Grades (N=62)[a]	≥ Grade 3 (N=62)[a]
Anemia	27 (44%)	21 (34%)
Fatigue	20 (32%)	2 (3%)
Cytokine release syndrome[b]	17 (27%)	0 (0%)
Headache	15 (24%)	0 (0%)
Hypokalemia	13 (21%)	2 (3%)
Nausea	13 (21%)	0 (0%)
Back Pain	11 (18%)	1 (2%)
Diarrhea	11 (18%)	1 (2%)
Hypophosphatemia	11 (18%)	4 (7%)
AST increased	11 (18%)	5 (8%)
Cough	11 (18%)	0 (%)
Arthralgia	10 (16%)	1 (2%)
Neutrophil count decreased	10 (16%)	8 (13%)
Dyspnea	10 (16%)	2 (3~~.~~%)
ALT increased	9 (15%)	4 (7%)
Constipation	9 (15%)	0 (%)
Hypercalcemia	9 (15%)	1 (2%)

- **Dose Limiting Toxicity**
  - Fixed Dose: 2 patients at 2.86 mg/week, reversible transaminitis (Gr 3, n=1; Gr 4, n=1), no clinical sequelae
  - Step Dose: No DLTs; MTD not reached
- **Neurologic/Psych Events[c]**
  - **Treatment related** events reported in 10 patients
    - All events Grade 1 - 2
    - Most common: Headache (n=6) and Confusion (n=2)
  - No ICANS events reported
- **Infections[d]**
  - Reported in 28 (45%) patients (Gr 3/4, 16%)
  - Most common: Pneumonia (n=6), upper respiratory tract infection (n=5) and urinary tract infection (n=5)
- No treatment related **Grade 5 AEs**

[a] Grading per CTCAE v5.0; [b] Grading per ASTCT 2019 Criteria; [c] SOC nervous system disorders and psychiatric disorders; [d] SOC infections and infestations

HARPOON Therapeutics

Note: Unaudited patient data are based on entries provided in open clinical database as of 10/17/2022

10

ASH 2021 CRS Current Data HPN217: ORR and CRS Rates Suggest Potentially Differentiated Profile with Widened Therapeutic Index *Note: Unaudited patient data based on entries provided in open clinical database as of 10/17/2022. Responses per Investigator Assessment (subject to change)  1Highest 2 dose levels with disease-evaluable patients at each timepoint Q1W; 2Highest 2 dose levels with patients who received >1 dose Q1W or Q2W Current Data Total: 47% Total: 29% 2.15 and 2.86 mg (n=17) 12 and 24 mg2 (n=17) Grading per ASTCT 2019 Criteria All patients shown who received >1 dose HPN217 ORR 54% (7/13) >VGPR 23% ORR 77% (10/13) >VGPR 46% Confirmed and Unconfirmed Responses per Investigator Assessment Disease-evaluable patients shown with at least 1 post-baseline assessment 2.15 and 2.86 mg (n=13) 12 and 24 mg1 (n=13) Maximum CRS Grade by Dose Group ASH 2021 Compared to ASH 2022* Overall Response Rate ASH 2021 Compared to ASH 2022* ORR ASH 2021 Highest 2 Target Dose Levels at Each Timepoint Highest 2 Target Dose Levels at Each Timepoint Grade 1 Grade 2 PR VGPR >CR

HPN217: Time on Treatment at Target Doses ≥ 2.15mg
Deep Early Responses Observed at Highest Exposures

Median overall responder time on treatment 7 months (range 1.6 - 18+)

For 2.15 - 6mg Cohorts:

All Patients with at least 9 Months of Follow up

Median Responder Time on Tx: 12 months (6 - 18+)

For 12 & 24 mg Step Cohorts Enrollment Ongoing

Median Responder Time on Tx: 3 months (1.6 - 7+)



Prior BCMA Tx
Dose Lvl (mg)
2.15 mg through 6 mg dose levels Q1W
12 mg and 24 mg dose levels Q1W*
CAR-T
mAb
ADC
ADC, mAb
24, Q2W
cCR
csCR
cVGPR
cPR
uPR
3.24
6
12
MONTHS
0
2
4
6
8
10
12
14
16
18
20
6 of 7 responders from ASH '21 remain on tx for an additional 11+ months
Arrow (ongoing)
Up Arrow (intra-patient escalation)
Best Response Per IMWG: PR VGPR ≥CR
End of Treatment Reason: PD AE Death
Early and Deep Responses across Highest Dose Levels
Response Rate 77% (10/13)

HARPOON Therapeutics

* All patients Q1W schedule with exception of patients denoted

Note: Based on available data in unaudited patient database as of 10/17/2022; confirmed and unconfirmed responses per Investigator Assessment (subject to change)

HPN217: Summary 77% (10/13) ORR observed across highest step-dose levels (12 and 24 mg) Responses occurred early and were durable; for patients with at least 9 months follow up, the median responder time on treatment is 12 months 18 of 21 responders remain on study treatment with sustained response, with many responses deepening over time HPN328 is active Interim data update from ongoing Phase 1 presented at ASH 2022 Study enrollment anticipated to complete in 1H 2023, with up to potentially 94 patients, based on data from dose escalation cohorts Next steps Low incidence of CRS and serious adverse events Transient and predictable low-grade CRS in 29% of patients across highest step-dose levels (12 and 24mg) No > Grade 3 CRS events No ICANS2 No DLTs observed across all step dose cohorts Well Tolerated to Date Active Agent1 Anticipated Near-Term Milestones 1 Relative to other BCMA-targeted TCEs in heavily pretreated patients across the highest step-dose cohorts 2 ICANS means Immune effector cell-associated neurotoxicity syndrome Note: Unaudited patient data based on entries provided in open clinical database as of 10/17/2022 (subject to change) Profile Emerging with Opportunity to be Best-in-Class T Cell Engager Targeting BCMA

HPN328 Targeting DLL3 TriTAC®

Small Cell Lung Cancer Standard of Care Limited effective options available in the relapsed/refractory setting 1 Atezolizumab and Durvalumab approved for 1L ES-SCLC in combination with platinum-doublet chemo and continued in maintenance for patients with ≥SD; 2 Lurbinectedin has accelerated approval in the U.S. only. Source: NCCN Guidance; Physician Interviews 2021 Limited Stage Extensive Stage Newly Diagnosed Small Cell Lung Cancer Platinum + Etoposide + anti-PDL11 Platinum + Etoposide + Radiotherapy Relapsed Refractory SCLC ~65% ~35% Lines of Therapy 1L 1L-Maintenance 2L 3L+ anti-PDL11 Platinum + Etoposide Clinical Trial Recurs in > 6 m Recurs in ≤ 6 m Topotecan Lurbinectedin2 No approved agents in 3L+

HPN328: Trial Design and Demographics A Phase 1/2 Open-Label, Multi-Center, Dose Escalation / Expansion, Safety & PK Study Target population SCLC relapsed after platinum chemotherapy Other high-grade neuroendocrine cancers R/R to standard of care (SOC) or no SOC available Trial objectives Assess safety and tolerability at increasing dose levels Characterize PK and PD Evaluate preliminary anti-tumor activity Dosing and administration Weekly IV infusion Status 22 patients enrolled Currently enrolling 1mg - 6 mg cohort, with dose escalation and optimization cohorts ongoing Baseline Characteristics Total N = 22 Age (yr), Median (range) 61 (43 – 73) ECOG performance status 0-1, n (%) 22 (100) Brain / Liver metastases, n (%) 8 (36) / 11 (50) Disease n (%) Small Cell Lung Cancer 15 (68) Neuroendocrine Prostate Cancer 2 (9) Other Neuroendocrine Neoplasm 5 (23) Prior Lines of Therapy n (%) 1 5 (23) 2 5 (23) ≥3 12 (54) Median (range) 3 (1-6) Prior immune checkpoint inhibitor (αPD-1/αCTLA4, αPD-L1) 18 (82) Unaudited patient data based on entries provided in open clinical database as of 10/10/2022 (subject to change)

HPN328: Safety Summary Recent priming dose DLTs inform optimization of priming dose to support further escalation of target dose1 TriTAC platform designed to minimize CRS risk and allow for greater escalation of target dose, and re-escalation of target dose is underway No ICANS No DLTs at target dose Target dose MTD not yet reached 1 as reported in Harpoon press release dated November 14, 2022 Unaudited patient data based on entries provided in open clinical database as of 10/10/2022 (subject to change)

HPN328: Clinical Summary Anti-tumor Activity Seen in Small Cell Lung Cancer at Higher Doses HPN328 is active; 71% SCLC patients had target tumor responses, including 1 confirmed partial response1, 2 25% (3/12) with >30% Target Lesion Shrinkage across all doses 1 Confirmed Partial Response – Durable Beyond 6 Months Treatment duration ≥ 5 months was observed in 7 of 20 (35%) patients Median half-life of 71 hours, with linear pharmacokinetics 1 Unaudited patient data based on entries provided in open clinical database as of 10/10/2022 (subject to change), 2 SCLC treated at ≥1.215mg (5/7 patients), including 1 partial response per RECISTv1.1

HPN328 Patient Case 1: Relapsed ES-SCLC

53% Reduction in Sum of Target Lesion Diameters at Week 10: Confirmed PR

Data as of October 10, 2022

Patient History

- 61-year-old female
- Diagnosed Jan 2021 with extensive-stage SCLC
- Location of metastases:
  - TLs: lung, liver x2, lymph nodes x2
  - Non-TLs: lung x2, liver
- Prior systemic treatment:
  - carboplatin + etoposide + atezolizumab
- Time on most recent prior systemic treatment: 20.1 weeks
- Upon study entry, **stable disease as best response** to most recent prior systemic treatment

Results

- **Initiated HPN328 at 1.215mg/week, later dose escalated**
- **Confirmed PR at week 10**
- **Continued treatment with HPN328 for 33 weeks**



0
-10
-20
-30
-40
-50
-60
% Change from baseline
0
9
18
27
Time on Treatment (Weeks)



Pre-Treatment
Week 10 On Treatment
Lymph Node
Lung
Liver
17 mm
23 mm
60 mm

53% reduction at wk 10

Unaudited patient data based on entries provided in open clinical database as of 10/10/2022 (subject to change)

HARPOON Therapeutics

CONFIDENTIAL

19

HPN328 Patient Case 2: Relapsed ES-SCLC

72% Reduction in Sum of Target Lesion Diameters

Deepening of response over time continuing beyond ASCO 2022 data

Data as of October 10, 2022



Patient History

- 67-year-old male
- Diagnosed in April 2020 with extensive-stage SCLC
- Location of metastases
  - TLs: liver x2, lymph nodes x2
  - Non-TLs: liver, lymph nodes x2, spleen, bone, brain
- Prior systemic treatment
  - Carboplatin + Etoposide + Toripalimab
  - Cisplatin + Etoposide
  - Lurbinectedin
- Time on most recent prior systemic treatment
  - 10.9 weeks
- Upon study entry, partial response as best response to most recent prior systemic treatment but unable to tolerate further treatment

Results

- **HPN328 3.6 → 7.2 mg/week (increased to 12 mg/week)**
  - Well tolerated
- **72% reduction in sum of target lesion diameters**
  - Asymptomatic brain metastasis identified at week 2
  - Systemic disease responding to HPN328
  - RECIST v1.1: Target Lesions: PR; Overall: PD
  - 60% cells positive for DLL3
- **Deepening of radiographic target lesion response over time**
- **Remains on HPN328 treatment beyond 54 weeks**
  - At ASCO 2022 (April 21, 2022 data) was at 27 weeks
  - Current data: **ongoing clinical benefit beyond 1 year**


Baseline
Week 9 On Treatment

Response in peri-portal lymph node

Deep, durable target lesion shrinkage


% Change from Baseline Sum of Target Lesions
0
-20
-40
-60
-80
0
9
18
27
36
45
54
Time on Treatment (Weeks)
72% decrease

Durable >99% decrease in CTCs


Circulating Tumor Cells /mL
70
60
50
40
30
20
10
0
0
9
18
27
36
45
Time on Treatment (Weeks)
>99% decrease

⇧ = Dose Increase

HARPOON Therapeutics

20

HPN328: Anticipated Next Steps HPN328 is active Continue enrollment in the Phase 1 dose exploration study Monotherapy cohorts: 1 mg – 6 mg step dose cohort opened Optimization of priming dose for step-dosing regimens ongoing 27 patients planned to be enrolled by year end 2022 Start enrollment in Q2W dosing cohorts for HPN328 monotherapy Combination cohorts: Begin enrollment of additional cohorts in the Phase 1 dose escalation study evaluating HPN328 in combination with atezolizumab in SCLC Provide Phase 1 interim data in mid-2023 for the highest target doses studied Anticipate up to potentially 70 patients with ≥1 on-treatment scan by end of Q2 ’23* Anticipate enrollment of up to 100 patients in monotherapy and combination therapy dose cohorts (including backfill) by mid-2023* Complete Phase 1 enrollment of potentially up to 130 patients in monotherapy and combination cohorts in 2H 2023 * Next steps Milestones & next steps * Enrollment projections dependent on data from ongoing dose escalation cohorts

Summary and Anticipated Milestones Advancing pipeline of next-generation T cell engagers address broad patient populations with high unmet needs Strategic prioritization to focus resources on ongoing clinical programs in or nearing the clinic Clinically meaningful activity in hematology and solid tumor Phase 1 studies Current cash and equivalents of $66.1 million* expected to fund operations to the end of 2023 YE 2022 1H 2023 HPN217 (BCMA): Updated interim data presented at ASH 2022 (Dec. 11) HPN328 (DLL3): Continue enrollment in the Phase 1/2 study exploring dose regimens at tolerable and active dose levels through year end HPN217 (BCMA): Ongoing patient enrollment in the Phase 1 trial; expected to reach enrollment completion in 1H-2023 HPN328 (DLL3): Identify an initial dose for expansion and dose optimization in 1H-2023 Provide interim data for the highest target doses studied in mid-2023 Begin enrolling additional cohorts in the Phase 1 dose escalation study evaluating HPN328 in combination with atezolizumab in SCLC in 1H-2023 HPN601 (EpCAM): Harpoon expects to be ready to file an IND in 1H-2023 to enable a Phase 1 dose exploration study, pending available resources *Cash, cash equivalents and short-term marketable securities as of September 30, 2022